UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2014

ALDEYRA THERAPEUTICS, INC.

(Exact name of Registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-36332	20-1968197
(Commission File No.)	(IRS Employer Identification No.)

15 New England Executive Park

Burlington, MA 01803

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (781) 270-0630

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Restatement of Certificate of Incorporation and Bylaws

On May 6, 2014, Aldeyra Therapeutics, Inc. (the “Company”) filed a restated certificate of incorporation (the “Restated Certificate”) with the Secretary of State of the State of Delaware and adopted amended and restated bylaws (the “Restated Bylaws”). The Company’s board of Directors previously approved the Restated Certificate and Restated Bylaws to be adopted in connection with the completion of the Company’s initial public offering. A description of the Restated Certificate and Restated Bylaws is incorporated herein by reference to the prospectus filed in the Registration Statement on Form S-1 (File No. 333-193204) on May 1, 2014 (see pages 105-109 under the heading “Description of Capital Stock”).

Copies of the Restated Certificate and Restated Bylaws are filed herewith as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

3.1	Restated Certificate of Incorporation of Aldeyra Therapeutics, Inc.

3.2	Amended and Restated Bylaws of Aldeyra Therapeutics, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALDEYRA THERAPEUTICS, INC.

By:	/s/ Todd C. Brady, M.D., Ph.D.
	Name:	Todd C. Brady, M.D., Ph.D.
	Title:	President and Chief Executive Officer

Dated: May 7, 2014

EXHIBIT INDEX

Exhibit No.	Description

3.1	Restated Certificate of Incorporation of Aldeyra Therapeutics, Inc.

3.2	Amended and Restated Bylaws of Aldeyra Therapeutics, Inc.